UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

5/31

Date of reporting period:  5/31/12

Item 1.  Reports to Stockholders.

Leader Short-Term Bond Fund

Institutional Class – LCCIX

Investor Class – LCCMX

Class A - LCAMX

Leader Total Return Fund

Institutional Class – LCTIX

Investor Class – LCTRX

Class A - LCATX

Annual Report

May 31, 2012

1-800-711-9164

www.leadercapital.com

Leader Short Term Bond Fund and Leader Total Return Fund

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are please to present the annual report for the Leader Short Term Bond Fund and the Leader Total Return Fund.  This report covers the financial results and investment activity for both the Leader Funds for the fiscal year ended May 31, 2012.

The Leader Short Term Bond Fund ended fiscal year 2012 with a total return of -.72% (LCCIX) and -1.23% (LCCMX).  The second half of the year the Leader Short Term Bond Fund was up 3.92% (LCCIX) and 3.79% (LCCMX).  Gross expense ratios are 1.47% (LCCMX) and 0.97% (LCCIX) as of 5/31/12.

The Leader Total Return Fund ended its fiscal year with a total return, of -1.99(LCTIX) and -2.36% (LCTRX).  Gross expense ratios are 2.22% (LCTRX) and 1.75% (LCTIX) as of 5/31/12; however these expenses are capped at 1.85% (LCTRX) and 1.35% (LCTIX).

2011 was a volatile year in all fixed income markets:  Investment Grade Corporate Bonds, High Yield Corporate Bonds, Treasuries and Emerging Markets.   A pervasive fear of rising interest rates at the beginning of our fiscal year was quickly overshadowed by an S&P downgrade of the United States, a contentious debate surrounding the debt ceiling, and the sovereign debt crisis out of Europe.

During the first half of our fiscal year, returns across the fixed income spectrum were binary.  U.S. treasuries, a safe-haven for scared money, rallied and Corporate Bond spreads widened as riskier assets sold off hard, especially financial issuers with European exposure.  On June 1st 2011, the ten year U.S. Treasury was yielding over 3% but by late September had fallen to 1.67%, an all-time low.  During that same period, ten year corporate BB spreads widened from 301 bps to 492 bps.  Lower credits were hit even harder.  Even investment grade financials—names like JP Morgan, Bank of America, and Goldman Sachs--traded like high yield as investors ruminated on potential European derivative exposure, rating agency downgrades, and a regulatory pattern that became more and more punitive out of DC.

The panic selling came to a climax in late September and early October, as the Treasury rally took a brief reprieve, and risk assets rallied into the New Year.  The European Central Bank (“ECB”) bolstered financial markets with over $1 Trillion in lending to Banks through their Long-Term Refinancing Operation (“LTRO”) facility.  By fiscal year end much of the losses in the first half had been recouped.  Treasuries have continued to rally due to uncertainty out of Europe and low growth in the United States (1.9% GDP growth in Q1).  However, unlike last Fall, investors have continued to buy corporate paper as balance sheets continue to be strong--bolstered by low rates, good earnings, and hefty cash balances.  Leader Capital is positioned for a continuation of this trend and believes the safe-haven treasury trade will dissipate and money will flow into investment grade and high-yield corporate paper.   Leader Capital holds no treasury or agency paper in its portfolio and is almost 100% invested in corporate bonds.

In terms of return attribution, our positive contributors were a treasury position that we initiated last Fall, and our positions in Venezuela and Citgo, both of which benefited from a rebound in the price of West Texas Crude.

Negative contributors were preferred floating rate financial names like Goldman Sachs, Aegon, and ING, as well as Irish sovereign bonds that sold off due to the European debt crisis.  Alpha Natural was our worse performer as the operational environment has been quite difficult for the coal sector due to regulation and their recent acquisition of Massey Energy.  Also, low natural gas prices pre-empted utility companies to switch from coal to gas for energy generation.

The Total Return Fund remains an equity alternative, and is non-correlated to the intermediate space.  It remains heavily invested in high yield (approximately 40%) and in commodity related names.  Leader Capital expects it to be more correlated to equity prices than other funds in the intermediate space and will likely perform well in a rising interest rate environment.  Leader Capital expects treasury rates to rise in the coming year and as such, only extends duration in issues that could benefit from significant spread compression.

In the following pages you will find detailed discussions about the Leader Short Term Bond Fund and the Leader Total Return Fund and its performance since inception of the Funds.  We hope you will take a moment to read this information, and let us know if you have any questions about your investment.  You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short Term Bond Fund and the Leader Total Return Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

__________________________

1 The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

This material must be preceded or accompanied by a prospectus.  Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing.  Past performance does not guarantee future results.  The performance data quoted represents past performance.  The Funds’ investment return and principal value will fluctuate.  Upon redemption, shares may be worth more or less than their original cost.  The Funds’ current performance may be lower or higher than the performance data quoted. The Prospectus contains this and other important information about the Funds.  For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com.  Foreside Distribution Service, LP.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited)
May 31, 2012

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund's sector breakdown as of May 31, 2012 is shown below.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2012

The Fund's performance figures* for the Period ending May 31, 2012, compared to its benchmarks:

	1 Year	Annualized 3 Year	Annualized ** Since Inception July 14, 2005
Leader Short-Term Bond Fund - Investor Class	(1.23)%	4.09%	3.64%
Leader Short-Term Bond Fund - Institutional Class	(0.72)%	4.60%	6.54% ***
Leader Short-Term Bond Fund - Class A	N/A	N/A	(0.84)% ****
Leader Short-Term Bond Fund - Class A with Load *****	N/A	N/A	(4.35)%
Merrill Lynch 1-3 Year Government/Corporate Bond Index *******	2.39%	3.51%	4.16%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Annualized for periods more than one full year.
*** Institutional Class inception date is October 31, 2008.
**** Class A inception date is March 21, 2012.
***** Class A with load total return is calculated using the maximum sales charge of 3.50%.

****** In compliance with SEC guidelines, these results include maximum front end sales charges. Fund shares were sold with a maximum initial sales charge of 3.50% and did not apply to purchases of $500,000 and over. The front end sales charge was removed on April 27, 2009 and will be shown through the year ending May 31, 2015, respectively.

******* The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.  One cannot invest directly in an index.  Sector allocations are subject to change.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 64.8%
	AEROSPACE/DEFENSE - 0.1%
200,000	General Dynamics Corp.	4.2500	5/15/2013	207,074

	AGRICULTURE - 0.1%
200,000	Philip Morris International, Inc.	4.8750	5/16/2013	208,206

	AUTO MANUFACTURERS - 0.3%
1,000,000	Daimler Finance North America LLC (a,b)	1.0827	3/28/2014	996,140

	AUTO PARTS & EQUIPMENT - 0.6%
2,000,000	Goodyear Tire and Rubber	4.7500	3/27/2019	1,948,760

	AUTOMOBILE ABS - 0.9%
100,000	Hertz Vehicle Financing LLC (b)	4.2600	3/25/2014	102,020
3,000,000	Hertz Vehicle Financing LLC (b)	4.9400	3/25/2014	3,040,927
				3,142,947
	BANKS - 23.2%
2,000,000	ABN Amro Bank NV (b)	4.2500	2/2/2017	2,010,360
6,000,000	Bank of America Corp.	7.3750	5/15/2014	6,462,240
5,000,000	Banque Internationale a Luxembourg SA (a,c,d)	1.1892	7/5/2016	4,345,500
2,000,000	Barclays Bank PLC (b)	10.1790	6/12/2021	2,317,300
6,000,000	BNP Paribas SA (a)	3.2237	12/20/2014	6,004,620
200,000	BNP Paribas SA (a,b)	5.1860	Perpetual	154,936
2,000,000	Citigroup, Inc. (a)	0.7446	6/9/2016	1,692,382
2,000,000	Citigroup, Inc. (a)	0.7459	11/5/2014	1,900,280
2,000,000	EUROHYPO Europaeische Hypothekenbank SA Luxembourg	5.1250	1/21/2016	2,079,600
1,000,000	Fifth Third Bancorp (a)	0.8937	12/20/2016	921,500
1,000,000	Goldman Sachs Group, Inc. (a)	0.9242	3/22/2016	893,980
65,000	Goldman Sachs Group, Inc. (a)	1.0707	9/29/2014	61,922
3,000,000	ING Bank NV (b)	5.1250	5/1/2015	2,984,670
2,000,000	JP Morgan Chase Capital XXIII (a)	1.4669	5/15/2047	1,395,958
2,000,000	JPMorgan Chase & Co. (a)	1.2237	5/2/2014	1,992,400
1,000,000	JPMorgan Chase Capital XXI (a)	1.4159	2/2/2037	721,115
1,000,000	Morgan Stanley (a)	0.9467	10/15/2015	866,740
5,000,000	National City Bank/Cleveland OH (a)	0.8379	6/7/2017	4,654,800
1,100,000	National City Preferred Capital Trust I (a)	12.0000	Perpetual	1,155,921
6,935,000	Royal Bank of Scotland Group PLC	5.0000	11/12/2013	6,944,071
3,800,000	Royal Bank of Scotland NV (a)	1.1746	3/9/2015	3,147,016
3,067,000	Royal Bank of Scotland PLC (a)	9.5000	3/16/2022	3,131,658
2,000,000	Santander Financial Issuances Ltd.	7.2500	11/1/2015	1,992,160
3,000,000	Santander US Debt SAU	2.9910	10/7/2013	2,900,760
2,000,000	State Street Capital Trust IV (a)	1.4737	6/15/2037	1,467,562
600,000	SunTrust Capital III (a)	1.1237	3/15/2028	436,774
5,000,000	USB Capital IX (a,c)	3.5000	Perpetual	3,867,500
9,700,000	Wachovia Capital Trust III (a,c)	5.5698	Perpetual	9,142,250
900,000	Wachovia Corp. (a)	0.8367	10/15/2016	838,026
1,000,000	Zions Bancorporation	4.5000	3/27/2017	1,004,620
				77,488,621
	BEVERAGES - 0.1%
200,000	Coca-Cola Refreshments USA, Inc.	5.0000	8/15/2013	210,386

	COAL - 0.9%
1,000,000	Arch Coal, Inc.	8.7500	8/1/2016	965,000
1,000,000	Bumi Investment Pte. Ltd. (b)	10.7500	10/6/2017	995,000
1,000,000	CONSOL Energy, Inc.	8.0000	4/1/2017	1,007,500
				2,967,500
See accompanying notes to financial statements.
Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	COMMERCIAL SERVICES - 2.2%
3,800,000	Block Financial LLC	7.8750	1/15/2013	3,896,672
3,300,000	Moody's Corp.	5.5000	9/1/2020	3,586,869
				7,483,541
	COMPUTERS - 0.2%
500,000	Computer Sciences Corp.	5.5000	3/15/2013	514,255
200,000	Hewlett-Packard Co.	4.5000	3/1/2013	205,056
				719,311
	DIVERSIFIED FINANCIAL SERVICES - 12.0%
1,000,000	Bear Stearns Cos LLC	6.9500	8/10/2012	1,011,460
1,000,000	Cantor Fitzgerald LP (b)	6.3750	6/26/2015	1,002,400
4,000,000	General Electric Capital Corp. (a)	0.6269	11/30/2016	3,764,240
4,500,000	General Electric Capital Corp. (a)	0.7337	9/15/2014	4,429,620
6,475,000	Goldman Sachs Capital II (a)	5.7930	Perpetual	4,305,875
2,000,000	HSBC Finance Corp. (a)	0.8969	6/1/2016	1,827,060
3,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	7.7500	1/15/2016	3,165,000
3,000,000	International Lease Finance Corp.	8.7500	3/15/2017	3,345,000
2,000,000	Man Group PLC (c)	5.0000	8/9/2017	1,740,000
2,750,000	Merrill Lynch & Co., Inc. (a)	1.0159	5/2/2017	2,288,440
3,800,000	National Money Mart Co.	10.3750	12/15/2016	4,203,750
2,000,000	Northern Rock Asset Management PLC (b)	5.6250	6/22/2017	2,190,896
2,000,000	SLM Corp. (a)	0.7657	1/27/2014	1,882,660
3,000,000	SLM Corp.	6.0000	1/25/2017	2,948,430
2,000,000	SLM Corp.	8.4500	6/15/2018	2,117,700
				40,222,531
	ELECTRIC - 2.8%
4,000,000	Intergen NV (b)	9.0000	6/30/2017	4,040,000
5,000,000	NRG Energy, Inc.	7.6250	5/15/2019	4,912,500
500,000	NRG Energy, Inc.	7.8750	5/15/2021	483,750
				9,436,250
	ENVIRONMENTAL CONTROL - 0.9%
3,000,000	Clean Harbors, Inc.	7.6250	8/15/2016	3,131,250

	FOREIGN GOVERNMENT - 0.3%
1,000,000	Venezuela Government International Bond (c)	12.7500	8/23/2022	942,500

	INSURANCE - 4.8%
10,200,000	Aegon NV (c)	2.2480	Perpetual	4,998,000
1,500,000	Genworth Financial, Inc.	5.7500	6/15/2014	1,530,653
6,053,000	ING Capital Funding Trust III (a,c)	4.0697	Perpetual	5,027,240
2,500,000	MetLife, Inc. (a)	1.7159	8/6/2013	2,523,225
2,000,000	Principal Life Income Funding Trusts (a)	0.6459	11/8/2013	1,992,400
				16,071,518
	INTERNET - 1.2%
3,750,000	Netflix, Inc.	8.5000	11/15/2017	3,960,938

	IRON/STEEL - 1.0%
3,000,000	ArcelorMittal	9.0000	2/15/2015	3,373,170

	LODGING - 1.9%
1,000,000	Hilton Worldwide, Inc. (a,b)	4.9669	11/15/2013	993,449
5,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.8750	11/1/2017	5,468,750
				6,462,199
	MACHINERY-DIVERSIFIED - 0.7%
2,000,000	Case New Holland, Inc. (b)	7.8750	12/1/2017	2,290,000

See accompanying notes to financial statements.
Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	MEDIA - 0.1%
200,000	Comcast Cable Communications Holdings, Inc.	8.3750	3/15/2013	211,800
100,000	DISH DBS Corp.	7.1250	2/1/2016	107,500
				319,300
	MINING - 1.0%
1,000,000	FMG Resources August 2006 Pty Ltd. (b)	7.0000	11/1/2015	1,005,000
1,850,000	Teck Resources Ltd.	10.7500	5/15/2019	2,250,655
				3,255,655
	MISCELLANEOUS MANUFACTURING - 0.1%
100,000	Bombardier, Inc. (b)	7.7500	3/15/2020	108,875
200,000	General Electric Co.	5.0000	2/1/2013	205,668
				314,543
	OFFICE/BUSINESS EQUIPMENT - 0.6%
2,000,000	Pitney Bowes, Inc.	5.2500	1/15/2037	1,974,660

	OIL & GAS - 6.1%
6,010,000	Citgo Petroleum Corp. (b)	11.5000	7/1/2017	6,776,275
4,000,000	Gazprom OAO Via Gaz Capital SA (b)	8.1250	7/31/2014	4,370,680
1,700,000	Lukoil International Finance BV (b)	6.3750	11/5/2014	1,806,063
1,000,000	Petrobras International Finance Co. - Pifco	3.5000	2/6/2017	1,013,620
3,350,000	Petrohawk Energy Corp.	10.5000	8/1/2014	3,721,749
500,000	Tesoro Corp.	6.5000	6/1/2017	511,250
2,000,000	Tesoro Corp.	9.7500	6/1/2019	2,260,000
				20,459,637
	PHARMACEUTICALS - 0.1%
200,000	GlaxoSmithKline Capital, Inc.	4.8500	5/15/2013	208,142

	RETAIL - 0.1%
200,000	Walgreen Co.	4.8750	8/1/2013	209,846

	SOFTWARE - 0.1%
200,000	Oracle Corp.	4.9500	4/15/2013	207,716

	TELECOMMUNICATIONS - 2.2%
200,000	AT&T, Inc.	4.9500	1/15/2013	205,310
5,000,000	Telecom Italia Capital SA	5.2500	11/15/2013	4,998,400
200,000	Verizon Communications, Inc.	5.2500	4/15/2013	207,934
2,000,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (b)	9.1250	4/30/2018	2,122,500
				7,534,144
	TRANSPORTATION - 0.1%
200,000	United Parcel Service, Inc.	4.5000	1/15/2013	204,944

	U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.1%
200,168	Freddie Mac REMICS 3107 YO (e,f,g)	0.0000	2/15/2036	192,287
128,855	Freddie Mac REMICS 3213 OB (e,f,g)	0.0000	9/15/2036	123,304
113,516	Freddie Mac REMICS 3213 OH (e,f,g)	0.0000	9/15/2036	107,669
				423,260

	TOTAL BONDS & NOTES (Cost - $219,954,640)			216,374,689

	CONVERTIBLE BONDS - 4.9%
	AUTO PARTS & EQUIPMENT - 1.2%
4,000,000	Icahn Enterprises LP (a)	4.0000	8/15/2013	3,990,000

	COAL - 2.0%
7,700,000	Alpha Natural Resources, Inc. (c)	2.3750	4/15/2015	6,715,940

See accompanying notes to financial statements.
Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	IRON/STEEL - 0.7%
2,122,000	ArcelorMittal	5.0000	5/15/2014	2,188,313

	OIL & GAS - 0.4%
1,700,000	Chesapeake Energy Corp.	2.7500	11/15/2035	1,510,875

	REITS - 0.6%
2,000,000	Annaly Capital Management, Inc.	5.0000	5/15/2015	1,955,000

	TOTAL CONVERTIBLE BONDS (Cost - $18,888,994)			16,360,128

Shares	PREFERRED STOCK - 4.5%	Dividend Rate (%)
	AUCTION RATE PREFERRED STOCKS - 1.6%
114	Boulder Growth & Income Fund, Inc. (c,d,h)	1.4900		2,850,000
15	Eaton Vance Floating-Rate Income Trust (c,d,h)	1.4900		375,000
7	Eaton Vance Floating-Rate Income Trust (c,d,h)	1.4900		175,000
27	Eaton Vance Senior Floating-Rate Trust (c,d,h)	0.1350		675,000
39	Eaton Vance Senior Floating-Rate Trust (c,d,h)	0.1970		975,000
7	Neuberger Berman Real Estate Securities Income Fund, Inc. (c,d,h)	0.1910		175,000
				5,225,000
	HOLDING COMPANIES-DIVERSIFIED - 1.0%
3,600	Pitney Bowes International Holdings, Inc. (b)	6.1250		3,357,225

	REAL ESTATE - 1.9%
6,300,000	OnBoard Capital Co. (c,d)	11.0000		6,300,000

	TOTAL PREFERRED STOCK (Cost - $14,966,000)			14,882,225

	SHORT-TERM INVESTMENTS - 16.5%
	MONEY MARKET FUND - 16.5%
55,001,558	JPMorgan 100% US Treasury Securities Money Market Fund, 0.00% (a)			55,001,558
	TOTAL SHORT-TERM INVESTMENTS (Cost - $55,001,558)

	TOTAL INVESTMENTS - 90.7% (Cost - $308,811,192) (i)			$ 302,618,600
	OTHER ASSETS IN EXCESS OF LIABILITIES - 9.3%			30,939,267
	NET ASSETS - 100.0%			$ 333,557,867

	ABS - Asset Backed Security
	REIT - Real Estate Investment Trust
	REMICs - Real Estate Mortgage Investment Conduits
(a)	Variable rate security; the rate shown represents the rate at May 31, 2012.
(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in
	transactions exempt from registration to qualified institutional buyers. At May 31, 2012, these securities amounted
	to $42,664,716 or 12.8% of net assets.
(c)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(d)	The Advisor has determined these securities to be illiquid.
(e)	Principal only bond - non income producing.
(f)	Collateralized mortgage obligation (CMO).
(g)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S.
	government. The Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(h)	Rate shown represents the dividend rate as of May 31, 2012.
(i)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $308,877,207 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation		$ 2,573,551
		Unrealized depreciation		(8,832,158)
		Net unrealized depreciation		$ (6,258,607)

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2012

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups.  The Fund's sector breakdown as of May 31, 2012 is shown below.

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2012

The Fund's performance figures* for the Period ending May 31, 2012, compared to its benchmarks:

	One Year	Annualized ** Since Inception July 30, 2010
Leader Total Return Fund - Investor Class	(2.36)%	2.17%
Leader Total Return Fund - Institutional Class	(1.99)%	2.43%
Leader Total Return Fund - Class A	N/A	(3.26)% ***
Leader Total Return Fund - Class A with Load ****	N/A	(6.68)%
Barclays Capital U.S. Aggregate Bond Index *****	7.12%	5.56%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Annualized for periods more than one full year.
*** Class A inception date is March 21, 2012.
**** Class A with load total return is calculated using the maximum sales charge of 3.50%.
******* The Barclays Capital U.S. Aggregate Bond Index is an unmanaged Index. Investors may not invest directly in an index. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 83.8%
	BANKS - 24.3%
200,000	BAC Capital Trust XIV (a)	4.0000	Perpetual	139,562
300,000	Barclays Bank PLC (b)	10.1790	6/12/2021	347,595
300,000	BNP Paribas SA (a,b)	5.1860	Perpetual	232,404
400,000	Capital One Capital VI	8.8750	5/15/2040	409,904
500,000	Credit Agricole SA (a,b)	6.6370	Perpetual	329,690
400,000	Morgan Stanley	7.3000	5/13/2019	414,180
500,000	Nordea Bank AB (a)	8.3750	Perpetual	525,000
200,000	Royal Bank of Scotland NV	1.1746	3/9/2015	165,632
500,000	Royal Bank of Scotland PLC (a)	9.5000	3/16/2022	510,541
300,000	Wachovia Capital Trust III (a,c)	5.5698	Perpetual	282,750
				3,357,258
	COAL - 4.2%
200,000	Arch Coal, Inc.	8.7500	8/1/2016	193,000
190,000	Bumi Capital Pte Ltd. (b)	12.0000	11/10/2016	197,363
200,000	Bumi Investment Pte Ltd. (b)	10.7500	10/6/2017	199,000
				589,363
	COMMERCIAL SERVICES - 1.5%
200,000	Block Financial LLC	7.8750	1/15/2013	205,088

	DIVERSIFIED FINANCIAL SERVICES - 18.0%
525,000	Goldman Sachs Capital II (a)	5.7930	Perpetual	349,125
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	8.0000	1/15/2018	425,500
400,000	International Lease Finance Corp.	8.7500	3/15/2017	446,000
400,000	Jefferies Group, Inc.	8.5000	7/15/2019	426,912
400,000	Man Group PLC (c)	5.0000	8/9/2017	348,000
200,000	National Money Mart Co.	10.3750	12/15/2016	221,250
250,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	10.8750	4/1/2015	269,687
				2,486,474
	ELECTRIC - 1.6%
250,000	Ameren Energy Generating Co.	7.0000	4/15/2018	217,500

	FOREIGN GOVERNEMENT- 10.7%
500,000	Republic of Portugal	4.4500	6/15/2018	406,677
600,000	Republic of Venezuela	8.2500	10/13/2024	408,000
700,000	Republic of Venezuela	12.7500	8/23/2022	659,750
				1,474,427
	INSURANCE - 2.8%
800,000	Aegon NV (a,c)	2.2480	Perpetual	392,000

	IRON/STEEL - 3.2%
400,000	ArcelorMittal	9.0000	2/15/2015	449,756

	LODGING - 2.4%
300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.8750	11/1/2017	328,125

	MINING - 1.3%
150,000	Teck Resources Ltd.	10.7500	5/15/2019	182,486

	MISCELLANEOUS MANUFACTURING - 0.4%
50,000	Bombardier, Inc. (b)	7.7500	3/15/2020	54,437

See accompanying notes to financial statements.
Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2012

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	OIL & GAS - 9.5%
430,000	Citgo Petroleum Corp. (b)	11.5000	7/1/2017	484,825
300,000	Lukoil International Finance BV (b)	6.3750	11/5/2014	318,717
200,000	Transocean, Inc.	4.9500	11/15/2015	215,462
200,000	Valero Energy Corp.	10.5000	3/15/2039	296,906
				1,315,910
	U.S. GOVERNMENT OBLIGATIONS - 3.9%
1,000,000	United States Treasury Strip Principal (d)	0.0000	2/15/2036	533,870

	TOTAL BONDS & NOTES (Cost - $11,858,455)			11,586,694

	CONVERTIBLE BONDS - 9.8%
	COAL - 6.9%
600,000	Alpha Natural Resources, Inc. (c)	2.3750	4/15/2015	523,320
500,000	Peabody Energy Corp.	4.7500	12/15/2041	435,625
				958,945
	IRON/STEEL - 2.9%
400,000	United States Steel Corp.	4.0000	5/15/2014	405,000

	TOTAL CONVERTIBLE BONDS (Cost - $1,762,125)			1,363,945

Shares	PREFERRED STOCK - 3.3%	Dividend Rate (%)
	HOLDING COMPANIES-DIVERSIFIED - 2.7%
400	Pitney Bowes International Holdings, Inc. (b)	6.1250		373,025

	U.S. GOVERNMENT AGENCY - 0.6%
50,000	Federal National Mortgage Association (a,e)	8.2500		75,500

	TOTAL PREFERRED STOCK (Cost - $516,500)			448,525

	TOTAL INVESTMENTS - 96.9% (Cost - $14,137,080) (f)			$ 13,399,164
	OTHER ASSETS LESS LIABILITIES - 3.1%			432,813
	NET ASSETS - 100.0%			$ 13,831,977

	STRIP - Separate Trading of Registered Interest as Principal of Security
(a)	Variable rate security; the rate shown represents the rate at May 31, 2012.
(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in
	transactions exempt from registration to qualified institutional buyers. At May 31, 2012, these securities amounted to
	$2,537,056 or 18.3% of net assets.
(c)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(d)	Zero coupon security. Payment received at maturity.
(e)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S.
	government. The Federal National Mortgage Association currently operate under a federal conservatorship.
(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,142,215
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation		$ 204,267
		Unrealized depreciation		(947,318)
		Net unrealized depreciation		$ (743,051)

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2012

	Leader Short-Term Bond Fund	Leader Total Return Fund
ASSETS
Investment securities:
At cost	$ 308,811,192	$ 14,137,080
At value	$ 302,618,600	$ 13,399,164
Foreign currency (cost $1,247,903 & $175,055)	781,461	166,315
Receivable for securities sold	33,353,599	375,732
Dividends and interest receivable	3,229,159	254,796
Unrealized appreciation on open forward foreign currency contracts	504,258	31,156
Receivable for Fund shares sold	257,490	-
Prepaid expenses and other assets	35,632	32,559
TOTAL ASSETS	340,780,199	14,259,722

LIABILITIES
Due to custodian	-	322,676
Payable for investments purchased	6,127,177	-
Payable for fund shares redeemed	388,762	75,000
Unrealized depreciation on open forward foreign currency contracts	321,332	-
Investment advisory fees payable	216,996	1,494
Distribution (12b-1) fees payable	95,481	3,129
Fees payable to other affiliates	35,784	4,373
Accrued expenses and other liabilities	36,800	21,073
TOTAL LIABILITIES	7,222,332	427,745
NET ASSETS	$ 333,557,867	$ 13,831,977

Net Assets Consist Of:
Paid in capital	$ 346,481,361	$ 14,555,579
Undistributed net investment income	2,884,908	181,461
Accumulated net realized (loss) from investments
and foreign currency transactions	(9,332,294)	(185,976)
Net unrealized appreciation (depreciation) on:
Investments	(6,192,592)	(737,916)
Foreign currency translations	(283,516)	18,829
NET ASSETS	$ 333,557,867	$ 13,831,977

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$ 207,441,691	$ 7,248,380
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	21,929,247	740,973
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 9.46	$ 9.78
Institutional Class Shares:
Net Assets	$ 126,082,425	$ 6,573,924
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	13,223,184	673,925
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 9.53	$ 9.75
Class A Shares (2):
Net Assets	$ 33,751	$ 9,673
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	3,566	989
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (1)	$ 9.46	$ 9.78
Offering price per share
(net asset value plus maximum sales charge of 3.50%)	$ 9.80	$ 10.13

(1)	Redemptions made on the Total Return Fund within six months of purchase may be assessed a redemption fee of 2.00%.
(2) Class A shares commenced operation on March 21, 2012.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2012

	Leader Short-Term Bond Fund	Leader Total Return Fund
INVESTMENT INCOME
Interest (Includes $0 and $4,525, respectively, for foreign taxes withheld on bonds)	$ 17,048,087	$ 759,849
Dividends	725,999	12,508
TOTAL INVESTMENT INCOME	17,774,086	772,357

EXPENSES
Investment advisory fees	3,028,270	102,574
Distribution (12b-1) fees:
Investor Class	1,199,300	33,861
Class A	11	8
Administrative services fees	270,762	15,955
Transfer agent fees	197,617	13,220
Accounting services fees	81,777	40,016
Custodian fees	43,857	11,930
Registration fees	40,124	26,646
Printing expenses	33,187	4,011
Professional fees	29,801	17,153
Chief compliance officer fees	26,070	403
Insurance expense	10,560	179
Trustees' fees and expenses	5,017	4,011
Other expenses	46,096	3,842
TOTAL EXPENSES	5,012,449	273,809

Less: Fees waived by Advisor	-	(55,133)

NET EXPENSES	5,012,449	218,676

NET INVESTMENT INCOME	12,761,637	553,681

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	(7,041,859)	(13,285)
Forward currency exchange contracts	1,381,145	37,133
Foreign currency transactions	(1,538,661)	(39,537)
Swap transactions	(2,239,927)	(172,982)
Net realized loss	(9,439,302)	(188,671)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,169,834)	(750,403)
Forward currency exchange contracts	341,246	31,156
Foreign currency translations	(144,961)	(16,439)
Net change in unrealized appreciation (depreciation)	(13,973,549)	(735,686)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY	(23,412,851)	(924,357)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (10,651,214)	$ (370,676)

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader		Leader
	Short-Term Bond Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2012	May 31, 2011	May 31, 2012	May 31, 2011 (1)
FROM OPERATIONS
Net investment income	$ 12,761,637	$ 10,630,927	$ 553,681	$ 178,085
Net realized gain (loss) from investments, swaps
and foreign currency transactions	(9,439,302)	4,077,153	(188,671)	111,062
Net change in unrealized appreciation (depreciation) on
investments, swaps and foreign currency translations	(13,973,549)	8,714,026	(735,686)	16,599
Net increase (decrease) in net assets resulting
from operations	(10,651,214)	23,422,106	(370,676)	305,746

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(5,433,542)	(5,259,388)	(205,692)	(34,568)
Institutional Class	(4,718,870)	(5,248,212)	(250,873)	(70,416)
From net realized gains:
Investor Class	(634,336)	(3,307,261)	(31,287)	(11,226)
Institutional Class	(548,234)	(2,523,362)	(33,524)	(21,086)
Net decrease in net assets from
distributions to shareholders	(11,334,982)	(16,338,223)	(521,376)	(137,296)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	96,800,538	187,757,713	3,894,249	6,930,967
Institutional Class	64,225,515	174,568,678	4,785,883	6,161,854
Class A	34,125	-	10,000	-
Net asset value of shares issued in reinvestment
of distributions to shareholders:
Investor Class	4,499,404	6,389,273	145,259	38,844
Institutional Class	3,976,592	6,122,458	153,137	22,986
Redemption fee proceeds:
Investor Class	-	-	21,149	5,927
Institutional Class	-	-	21,498	10,359
Payments for shares redeemed:
Investor Class	(151,046,755)	(115,069,340)	(2,468,978)	(964,614)
Institutional Class	(162,659,172)	(85,323,430)	(3,922,071)	(290,870)
Net increase/(decrease) in net assets from
shares of beneficial interest	(144,169,753)	174,445,352	2,640,126	11,915,453

TOTAL INCREASE (DECREASE) IN NET ASSETS	(166,155,949)	181,529,235	1,748,074	12,083,903

NET ASSETS
Beginning of Year/Period	499,713,816	318,184,581	12,083,903	-
End of Year/Period *	$ 333,557,867	$ 499,713,816	$ 13,831,977	$ 12,083,903
* Includes undistributed net investment income of:	$ 2,884,908	$ 513,665	$ 181,461	$ 89,927

SHARE ACTIVITY
Investor Class:
Shares Sold	10,121,611	19,304,504	390,092	675,131
Shares Reinvested	474,076	663,342	14,675	3,890
Shares Redeemed	(16,035,967)	(11,843,126)	(247,316)	(95,499)
Net increase (decrease) in shares of beneficial
interest outstanding	(5,440,280)	8,124,720	157,451	583,522

Institutional Class:
Shares Sold	6,678,034	17,822,894	478,791	606,743
Shares Reinvested	415,892	631,276	15,554	2,316
Shares Redeemed	(17,223,715)	(8,731,995)	(401,097)	(28,382)
Net increase (decrease) in shares of beneficial
interest outstanding	(10,129,789)	9,722,175	93,248	580,677

Class A (2):
Shares Sold	3,566	-	989	-

(1)	The Leader Total Return Fund commenced operations on July 30, 2010.
(2)	Class A shares commenced operation on March 21, 2012.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended May 31,
	2012		2011		2010		2009 (1)		2008

Net asset value, beginning of year	$ 9.82		$ 9.65		$ 9.43		$ 9.63		$ 9.69

Activity from investment operations:
Net investment income	0.28	(2)	0.24	(2)	0.24	(2)	0.32	(2)	0.54
Net realized and unrealized
gain (loss) on investments	(0.41)		0.34		0.46		(0.22)		(0.06)
Total from investment operations	(0.13)		0.58		0.70		0.10		0.48
Less distributions from:
Net investment income	(0.21)		(0.24)		(0.35)		(0.22)		(0.52)
Net realized gains	(0.02)		(0.17)		(0.13)		(0.08)		(0.02)
Total distributions	(0.23)		(0.41)		(0.48)		(0.30)		(0.54)

Net asset value, end of year	$ 9.46		$ 9.82		$ 9.65		$ 9.43		$ 9.63

Total return (3)	(1.23)%		6.12%		7.55%		1.21%		5.27%

Net assets, end of year (000s)	$ 207,442		$ 268,667		$ 185,671		$ 96,790		$ 89,005

Ratio of gross expenses to average
net assets (4)	1.47%		1.45%		1.51%		1.88%		1.97%
Ratio of net expenses to average
net assets (4)	1.47%		1.45%		1.58%	(5,6)	1.86%	(6)	1.85%
Ratio of net investment income
to average net assets (4)	2.95%		2.50%		2.50%		3.56%		4.34%
Ratio of net investment income
to average net assets -
pre waiver/recapture (4)	2.95%		2.50%		2.57%		3.54%		4.46%

Portfolio Turnover Rate	284.91%		147.13%		128.93%		211.13%		284.67%

(1)	Effective April 27, 2009, Class A shares were renamed Investor Class shares.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.
(3)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads for the years ended May 31, 2010 and all prior years.

(4)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(6)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.85%.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class
	Year Ended May 31,				Period Ended
	2012	2011	2010		May 31, 2009 (1)

Net asset value, beginning of period	$ 9.89	$ 9.72	$ 9.48		$ 8.77

Activity from investment operations:
Net investment income (2)	0.32	0.29	0.29		0.26
Net realized and unrealized
gain (loss) on investments	(0.40)	0.34	0.46		0.57
Total from investment operations	(0.08)	0.63	0.75		0.83
Less distributions from:
Net investment income	(0.26)	(0.29)	(0.38)		(0.12)
Net realized gains	(0.02)	(0.17)	(0.13)		-
Total distributions	(0.28)	(0.46)	(0.51)		(0.12)

Net asset value, end of period	$ 9.53	$ 9.89	$ 9.72		$ 9.48

Total return (3)	(0.72)%	6.61%	8.08%		9.61%	(4)

Net assets, end of period (000s)	$ 126,082	$ 231,047	$ 132,513		$ 28,678

Ratio of gross expenses to average
net assets (5)	0.97%	0.95%	1.01%		1.45%	(6)
Ratio of net expenses to average
net assets (5)	0.97%	0.95%	1.02%	(7,8)	1.43%	(6,7)
Ratio of net investment income
to average net assets (5)	3.41%	3.01%	2.97%		4.93%	(6)
Ratio of net investment income
to average net assets - pre waiver/recapture (5)	3.41%	3.01%	2.97%		4.91%	(6)

Portfolio Turnover Rate	284.91%	147.13%	128.93%		211.13%	(4)

(1)	Institutional Class Shares commenced operations on October 31, 2008.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized
(5)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Annualized.
(7)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.35%.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A
	Period Ended
	May 31, 2012 (1)

Net asset value, beginning of period	$ 9.54

Activity from investment operations:
Net investment income (2)	0.05
Net realized and unrealized
loss on investments	(0.13)
Total from investment operations	(0.08)

Net asset value, end of period	$ 9.46

Total return (3)	(0.84)%	(4)

Net assets, end of period (000s)	$ 34

Ratio of gross expenses to average
net assets (5)	1.56%	(6)
Ratio of net expenses to average
net assets (5)	1.56%	(6)
Ratio of net investment income
to average net assets (5)	4.17%	(6)
Ratio of net investment income
to average net assets - pre waiver/recapture (5)	4.17%	(6)

Portfolio Turnover Rate	284.91%

(1)	Class A Shares commenced operations on March 21, 2012.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized
(5)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Annualized.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class			Institutional Class			Class A
	Year Ended	Period Ended		Year Ended	Period Ended		Period Ended
	May 31, 2012	May 31, 2011 (1)		May 31, 2012	May 31, 2011 (1)		May 31, 2012 (2)

Net asset value, beginning of period	$ 10.39	$ 10.00		$ 10.37	$ 10.00		$ 10.11

Activity from investment operations:
Net investment income (3)	0.38	0.30		0.43	0.36		0.10
Net realized and unrealized
gain (loss) on investments	(0.66)	0.31		(0.67)	0.25		(0.43)
Total from investment operations	(0.28)	0.61		(0.24)	0.61		(0.33)

Paid-in-capital from redemption fees (3)	0.03	0.03		0.03	0.03		0.00

Less distributions from:
Net investment income	(0.31)	(0.19)		(0.36)	(0.21)		-
Net realized gains	(0.05)	(0.06)		(0.05)	(0.06)		-
Total distributions	(0.36)	(0.25)		(0.41)	(0.27)		-

Net asset value, end of period	$ 9.78	$ 10.39		$ 9.75	$ 10.37		$ 9.78

Total return (4)	(2.36)%	6.52%	(5)	(1.99)%	6.61%	(5)	(3.26)%	(5)

Net assets, end of period (000s)	$ 7,248	$ 6,064		$ 6,574	$ 6,019		$ 10

Ratio of gross expenses to average
net assets (7)	2.25%	3.41%	(6)	1.75%	3.13%	(6)	2.38%	(6)
Ratio of net expenses to average
net assets (7)	1.85%	1.85%	(6)	1.35%	1.35%	(6)	1.85%	(6)
Ratio of net investment income
to average net assets (7)	3.80%	3.57%	(6)	4.28%	4.23%	(6)	4.98%	(6)
Ratio of net investment income
to average net assets -
pre waiver (7)	3.40%	2.01%	(6)	3.88%	2.45%	(6)	4.45%	(6)

Portfolio Turnover Rate	218.66%	220.97%	(5)	218.66%	220.97%	(5)	218.66%

(1)	Commenced operations on July 30, 2010.
(2)	Class A shares commenced operation on March 21, 2012.
(3)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(4)								Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	Annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
See accompanying notes to financial statements.

Leader Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

(1)	Organization

The Leader Capital Family of Mutual Funds is comprised of the Leader Short-Term Bond Fund ( “Short-Term Bond”) and the Leader Total Return Fund (“Total Return”, collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and are diversified, open-end management investment companies.  Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short-Term Bond Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return Fund is to seek income and capital appreciation to produce a high total return.

Each Fund currently offers three classes of shares, Investor Class, Institutional Class and Class A shares. Class A shares commenced operation on March 21, 2012. Investor and Institutional shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange (“NYSE”) close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

(b)	Valuation of Investment Companies

The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The open-ended funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the underlying funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2012 for each Fund’s assets and liabilities measured at fair value:

Short-Term Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 216,374,689	$ -	$ 216,374,689
Convertible Bonds	-	16,360,128	-	16,360,128
Auction Rate Preferred Stocks	-	5,225,000	-	5,225,000
Preferred Stock	3,357,225	-	6,300,000	9,657,225
Short-Term Investments	55,001,558	-	-	55,001,558
Total	$ 58,358,783	$ 237,959,817	$ 6,300,000	$ 302,618,600
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 504,258	$ -	504,258
Total Derivatives	$ -	$ 504,258	$ -	504,258
Total	$ 58,358,783	$ 238,464,075	$ 6,300,000	303,122,858
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 321,332	$ -	321,332

* Refer to the Portfolio of Investments for industry classification.

There were no transfers into and out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Prefferred Stock	Total
Beginning Balance 5/31/11	$ 650,000	$ 650,000
Total realized gain (loss)	-	-
Appreciation (Depreciation)	-	-
Cost of Purchases	5,650,000	5,650,000
Proceeds from Sales	-	-
Accrued Interest	-	-
Net transfers in/out of level 3	-	-
Ending Balance 5/31/12	$ 6,300,000	$ 6,300,000

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to level 3 investments still held at May 31, 2012 was unchanged.

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 11,586,694	$ -	$ 11,586,694
Convertible Bonds	-	1,363,945	-	1,363,945
Preferred Stock	448,525	-	-	448,525
Total	$ 448,525	$ 12,950,639	$ -	$ 13,399,164
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 31,156	$ -	31,156
Total Derivatives	$ -	$ 31,156	$ -	31,156
Total	$ 448,525	$ 12,981,795	$ -	13,430,320

*Refer to the Portfolio of Investments for industry classification.

The Total Return Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(c)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

(d)	Foreign Currency Transactions

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

(e)	Forward Foreign Currency Exchange Contracts

Each Fund may enter into Forward Contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of Forwards Contracts, the Funds would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Funds would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed.  The Funds realize a gain if the value of the contract increases between those dates. The Funds are exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Funds are also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.  For the year ended May 31, 2012 Short-Term Bond and Total Return had net realized gain of $1,381,145 and $37,133, respectively, which is included in the net realized gain from Forward currency exchange contracts in the Statements of Operations. As of May 31, 2012, the following forward contracts were open:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

Leader Short-Term Bond Fund
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Brazilian real	7/23/2012	JP Morgan	8,211,600	$ 4,000,000	$ (17,746)
Euro	7/9/2012	JP Morgan	6,408,939	8,429,677	504,258
				$ 12,429,677	$ 486,512
To Buy:
Brazilian real	7/23/2012	JP Morgan	8,056,000	$ 3,941,614	$ (58,386)
Euro	7/9/2012	JP Morgan	1,000,000	1,236,620	(78,880)
Euro	7/9/2012	JP Morgan	5,480,000	6,776,675	(166,320)
				$ 11,954,909	$ (303,586)

	Net unrealized appreciation on forward foreign currency contracts:				$ 182,926
Leader Total Return Fund

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Market Value	Appreciation
To Sell:
Euro	7/9/2012	JP Morgan	395,984	$ 520,838	$ 31,156

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

(f)     Credit Default Swaps

Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the year ended May 31, 2012, Short Term Bond Fund and Total Return Fund trades in swap contracts resulted in a net loss of $2,239,927 and $172,982, respectively, which is included in the net realized loss from swap transactions in the Statements of Operations. As of May 31, 2012, there were no outstanding swap contracts.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

(g)    Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of May 31, 2012 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of May 31, 2012:

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Currency	Unrealized appreciation on forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of May 31, 2012:

Asset Derivatives Investment Value
Short-Term Bond Fund	Forward Foreign Currency Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at May 31, 2012
Forward Contracts	$ 504,258	$ -	$ -	$ 504,258
Total Return Fund
Forward Contracts	$ 31,156	$ -	$ -	$ 31,156

Liability Derivatives Investment Value
Short-Term Bond Fund	Forward Foreign Currency Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at May 31, 2012
Forward Contracts	$ (321,332)	$ -	$ -	$ (321,332)
Total Return Fund
Forward Contracts	$ -	$ -	$ -	$ -

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended May 31, 2012:

Derivative Investment Type

          Location of Gain (Loss) on Derivatives

Currency/ Interest rate contracts

Net realized (loss) from Forward currency exchange contracts

          Net realized (loss) from Swap transactions

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2012:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

Realized gain/(loss) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Forward Foreign Currency Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at May 31, 2012
Derivative Investment type:
Forward Contracts	$ 1,381,145	$ -	$ -	$ 1,381,145
Swaps	-	-	(2,239,927)	(2,239,927)
Total:	$ 1,381,145	$ -	$ (2,239,927)	$ (858,782)
Total Return Fund
Derivative Investment type:
Forward Contracts	$ 37,133	$ -	$ -	$ 37,133
Swaps	-	-	(172,982)	(172,982)
Total:	$ 37,133	$ -	$ (172,982)	$ (135,849)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Forward Foreign Currency Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total Value at May 31, 2012
Forward Contracts	$ 341,246	$ -	$ -	$ 341,246

Total Return Fund
Forward Contracts	$ 31,156	$ -	$ -	$ 31,156

(h)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly. Distributable net realized capital gains are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

On June 15, 2012, Short-Term Bond paid $0.0658, $0.0809 and $0.0719 per share in net investment income from the Investor class, Institutional class and Class A, respectively.

On June 15, 2012, Total Return paid $0.1223, $0.1347 and $0.1245 per share in net investment income from the Investor class, Institutional class and Class A, respectively.

(i)	Federal Income Taxes

It is each Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in each Fund’s 2012 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where each Fund makes significant investments; however each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(j)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

(k)	Indemnifications

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2012, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
	Purchase	Sales	Purchase	Sales
Short-Term Bond	$ 674,119,239	$ 768,167,025	$ 234,727,369	$ 237,227,126
Total Return	23,930,695	19,157,780	6,058,820	5,658,057

(4)	Investment Advisor/Transactions with Affiliates

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Leader Capital Corporation serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”), to provide administration, fund accounting and transfer agency services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of .75% of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization, and expenses of other investment companies in which each Fund may invest and extraordinary expenses, such as litigation) do not exceed 1.85% of Investor Class average daily net assets, do not exceed 1.35% of the Institutional Class shares and do not exceed 1.85% of Class A average daily net assets.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  As of May 31, 2012, there were $131,200 of fee waivers subject to recapture by the Advisor on the Total Return Fund of which $76,067 expires on May 31, 2014 and $55,133 expires on May 31, 2015.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and is paid to Foreside Distribution Services, LP (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  The Institutional Shares do not participate in this Plan.  For the year ended May 31, 2012, Short-Term Bond and Total Return incurred $1,199,311 and $33,869, respectively, pursuant to the Plan.

(6)  Redemption Fees

The Total Return Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than six months. The redemption fee is paid directly to the Fund from which the redemption is made.  For the year ended May 31, 2012, Total Return assessed $21,149 and $21,498 for Investor Class and Institutional Class, respectively.

(7)   Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the periods ended May 31, 2012 and May 31, 2011 were as follows:

	Fiscal Year Ended May 31, 2012		Fiscal Year Ended May 31, 2011
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
Short-Term Bond	$ 11,334,982	$ -	$ 15,713,098	$ 625,125
Total Return	521,376	-	137,296	-

As of May 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
	Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Short-Term Bond	$ 3,076,046	$ -	$ (3,181,786)	$ (6,092,705)	$ (6,725,049)	$ (12,923,494)
Total Return	212,617	-	(78,263)	(102,578)	(755,378)	(723,602)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open forward foreign currency contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses as follows:

Capital
Losses
Short-Term Bond	$ 6,092,705
Total Return	102,578

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At May 31, 2012, the Funds had capital loss carry-forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total
Short-Term Bond	$ 3,181,786	$ -	$ 3,181,786
Total Return	78,263	-	78,263

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses) and swap transaction gains/ (losses) and the reclassification of ordinary distributions, resulted in reclassification for the year ended May 31, 2012 as follows:

Accumulated Net Realized
	Undistributed Net	Loss from Investment and
	Investment Income	Foreign Currency Transactions
Short-Term Bond	$ (237,982)	$ 237,982
Total Return	(5,582)	5,582

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes par value accurately reflects the market value of the ARPS held by the Short-Term Bond Fund as of May 31, 2012, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2012 the ARPS are fair valued based on the Trusts Procedures as stated in Note 2.  Although the Advisor believes that par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities.  As of May 31, 2012 the Short-Term Bond Fund held $5,225,000 or 1.57% of net assets in ARPS.

(9) New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements. There are no other subsequent events noted.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2012

(10)	Subsequent Events

Each Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, each Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted a subsequent distribution in Note 2 (h) Distributions to Shareholders. There are no other subsequent events noted.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leader Short-Term Bond Fund and

Leader Total Return Fund and the Board of Trustees

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Leader Short-Term Bond Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. We have also audited the accompanying statement of assets and liabilities of Leader Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 30, 2010 (commencement of operations) through May 31, 2011.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights of Leader Short-Term Bond Fund for the year ended May 31, 2008 were audited by other auditors whose report dated July 30, 2008 expressed an unqualified opinion on such financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leader Short-Term Bond Fund and Leader Total Return Fund, as of May 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 8, 2012

Leader Funds

EXPENSE EXAMPLES (Unaudited)

May 31, 2012

As a shareholder you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leader Short-Term Bond Fund or Leader Total Return Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2011 through May 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses) ***
	Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *	Ending Account Value	Expenses Paid During ****
		12/1/2011	5/31/2012		5/31/2012	5/31/2012
Investor Class:
Leader Short-Term Bond Fund	1.31%	$1,000.00	$1,037.90	$6.67	$1,018.45	$6.61
Leader Total Return Fund	1.85%	$1,000.00	$1,029.20	$9.39	$1,015.75	$9.32
Institutional Class:
Leader Short-Term Bond Fund	0.81%	$1,000.00	$1,039.20	$4.13	$1,020.95	$4.09
Leader Total Return Fund	1.35%	$1,000.00	$1,032.00	$6.86	$1,018.25	$6.81
Class A: **
Leader Short-Term Bond Fund	1.56%	$1,000.00	$991.60	$3.06	$1,017.20	$7.87
Leader Total Return Fund	1.85%	$1,000.00	$967.40	$3.53	$1,015.75	$9.32

*         Investor Class and Institutional Class expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), and divided by the number of days in the fiscal year (366). Class A expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (71) and divided by the number of days in the fiscal year (366).

**       Class A shares (commencement of operations) March 21, 2012.

***    Please note that while the Fund’s Class A commenced operations on March 21, 2012, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period December 1, 2011 to May 31, 2012.

****   Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Leader Funds

TRUSTEES AND OFFICERS (Unaudited)

May 31, 2012

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below began during the year 2005 and will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	99

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	99	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers
Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	98	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Funds Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-711-9164

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164

INVESTMENT ADVISOR

Leader Capital Corporation

1750 SW Skyline Blvd.

Suite 204

Portland, OR 97221

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $27,500

2011 - $27,000

2010 - $13,500

2009 - $13,000

(b)

Audit-Related Fees

2012 -  None

2011 -  None

2010 -  None

2009 – None

(c)

Tax Fees

2012 - $4,000

2011 - $4,000

2010 - $2,000

2009 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $4,000

2011 - $4,000

2010 - $2,000

2009 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/9/12